THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account N
Lincoln ChoicePlusSM Fusion
Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This Supplement to the summary prospectus for your individual annuity contract outlines important revisions that become effective on and after August 19, 2024. These revisions are related to:
a)	Limits to maximum Purchase Payments;
b)	Appendix A – Funds Available Under The Contract; and
c)	Appendix B – Investment Requirements.
All other provisions outlined in your variable annuity prospectus remain unchanged.

Purchase Payments — Investing in the Contract:  Beginning September 16, 2024, the following rules will apply to maximum Purchase Payments:

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts) for the same Contractowner, joint owner, and/or Annuitant.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital growth.	LVIP American Century Capital Appreciation Fund – Service Class advised by Lincoln Financial Investments Corporation	0.94%[1]	20.55%	13.09%	N/A
Capital growth; income is a secondary consideration.	LVIP American Century Disciplined Core Value Fund – Service Class advised by Lincoln Financial Investments Corporation	0.96%[1]	8.24%	9.92%	7.92%
Long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund – Service Class advised by Lincoln Financial Investments Corporation	0.77%1	3.40%	2.65%	1.90%
Capital growth.	LVIP American Century International Fund – Service Class advised by Lincoln Financial Investments Corporation	1.10%[1]	12.43%	8.12%	3.91%
Long-term capital growth, income is a secondary choice.	LVIP American Century Mid Cap Value Fund – Service Class advised by Lincoln Financial Investments Corporation	1.01%[1]	6.03%	10.90%	8.61%
Long-term capital growth.	LVIP American Century Ultra Fund – Service Class advised by Lincoln Financial Investments Corporation	0.90%[1]	43.27%	19.07%	14.47%
Long-term capital growth; income is a secondary consideration.	LVIP American Century Value Fund – Service Class advised by Lincoln Financial Investments Corporation	0.86%[1]	9.02%	11.71%	8.36%
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.
Appendix A – Funds Available Under the Contract: On August 23, 2024, the LVIP Wellington Capital Growth Fund will be reorganized into the LVIP American Century Ultra® Fund and will no longer be available as a fund option.
Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for August 19, 2024, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

The following changes apply to Investment Requirements for Managed Risk Riders. If you elect Lincoln ProtectedPay Secure Core® or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). The LVIP American Century Inflation Protection Fund is added to the list of funds in Group 1 and the list of funds among which you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value.

Please retain this supplement for future reference.